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                                                               Exhibit 10.107(b)

                  AMENDMENT NUMBER 3 TO NOTE PURCHASE AGREEMENT

     THIS AMENDMENT NUMBER 3 TO NOTE PURCHASE AGREEMENT, dated as of January 14, 2002 (this "AMENDMENT") is entered into among FIRST INVESTORS AUTO RECEIVABLES CORPORATION, a Delaware corporation, as issuer (in such capacity, the "ISSUER") and VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation, (the "COMPANY"). Capitalized terms used and not otherwise defined herein are used as defined in the Note Purchase Agreement (as defined below).

     WHEREAS, the Issuer and the Company entered into that certain Note Purchase Agreement, dated as of October 22, 1996, as amended by that Amendment Number 1 to Note Purchase Agreement, dated as of March 31, 1999, Amendment Number 2 to Note Purchase Agreement, dated as of November 29, 2000 and the First Omnibus Amendment to Transaction Documents, dated as of the date hereof (as amended, supplemented or restated to the date hereof, the "NOTE PURCHASE AGREEMENT");

     WHEREAS, the parties hereto desire to amend the Note Purchase Agreement in certain respects as provided herein;

     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS. Effective as of the Effective Date, the Note Purchase Agreement is hereby amended as follows:

     (a) Section 1.1 of the Note Purchase Agreement are hereby amended as follows:

          (i) The introductory paragraph is hereby modified, amended and restated to read in its entirety as follows:

          "Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the Security Agreement. The following terms shall have the following meanings:"

          (ii) The definition of "Related Commercial Paper" is hereby deleted in its entirety.

     (b)  The following definition is added in appropriate alphabetical order in
Section 1.1 of the Note Purchase Agreement:

          "BANKRUPTCY CODE" shall mean the United States Bankruptcy Reform Act of 1978 (11 U.S.C.Section 101, et seq.), as amended from time to time."

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     (c)  Section 2.1(a) of the Note Purchase Agreement is hereby amended by deleting the first sentence therein and substituting in lieu thereof, the following:

          "Subject to the terms and conditions hereof, the Issuer may from time to time on or after the Effective Date and prior to the Termination Date, request advances of principal under the Note. Upon the terms and subject to the conditions herein set forth, the Company may, in its sole and absolute discretion, make advances and, if the Company does not make any such advances, the Liquidity Provider shall, make advances (any such advance, whether made by the Company or the Liquidity Provider, a "FUNDING", and the first such advance, the "INITIAL FUNDING") to the Issuer."

     (d) Section 2.1(c) of the Note Purchase Agreement is hereby amended by deleting clause (i) therein and substituting in lieu thereof, the following:

          "(i) before and after giving effect to such Funding and to the application of the proceeds therefrom the Net Investment does not exceed the Facility Limit;"

     (e) Section 2.1(e) of the Note Purchase Agreement is hereby modified, amended and restated to read in its entirety as follows:

          "On the date of each Funding, the Company shall make available to the Issuer in immediately available funds, the amount of the Funding to be made on such day by remitting the amount thereof to an account of the Issuer as designated in the related Funding Request."

     (f) Section 4.2 of the Note Purchase Agreement is hereby amended by adding the term "including Breakage Costs" immediately after the word costs in the first sentence therein.

     (g) Section 5.10 of the Note Purchase Agreement is hereby modified, amended and restated to read in its entirety as follows:

          "(a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Secured Party or any incorporator, affiliate, stockholder, officer, employee or director of such Secured Party or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; IT BEING EXPRESSLY AGREED AND UNDERSTOOD that the agreements of such

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          Secured Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Secured Party, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Secured Party or any incorporation, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, as such, or any other of them, under or by reason of any of obligations, covenants or agreements of such Secured Party contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of such Secured Party and each incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, or any of them, for breaches by such Secured Party or any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution or otherwise, is hereby expressly waived as a condition of an in consideration for the execution of this Agreement.

          (b) Notwithstanding anything in this Agreement to the contrary, the Company shall not have any obligation to pay any amount required to be paid by it hereunder in excess of any amount available to the Company after paying or making provision for the payment of its Commercial Paper. All payment obligations of the Company hereunder are contingent on the availability of funds in the excess of amounts necessary to pay its Commercial Paper and each of the other parties hereto agrees that it will not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by the Company exceeds the amount available to the Company to pay such amount after paying or making the provision for the payment of its Commercial Paper."

          (c) The provisions of this Section 5.10 shall survive the termination of this Agreement.

     SECTION 2. EFFECTIVE DATE. This Amendment shall become effective as of the date (the "EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied:

     (a) AMENDMENT. The Company, the Administrative Agent and the Surety Bond Provider shall have received multiple counterparts, as requested, of this Amendment, executed and delivered by a duly authorized officer of each party hereto.

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     (b)  LIQUIDITY AGREEMENT. The Liquidity Purchase Agreement shall have been duly executed by the parties thereto.

     (c) FIRST OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS. Each of the conditions set forth in Section 6 of the First Omnibus Amendment to Transaction Documents shall have been satisfied.

     (d) OTHER INFORMATION. The Issuer shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as the Company, the Administrative Agent or the Surety Bond Provider may reasonably request.

     SECTION 3. MISCELLANEOUS.

     (a) REFERENCES IN NOTE PURCHASE AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Note Purchase Agreement as amended hereby, and each reference to the Note Purchase Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Note Purchase Agreement as amended hereby.

     (b) EFFECT ON NOTE PURCHASE AGREEMENT. Except as specifically amended hereby, the Note Purchase Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Note Purchase Agreement, but shall constitute an amendment thereof.

     (c) NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Note Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

     (d) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     (e) COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     (f) HEADINGS. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (g) AMENDMENTS. This Amendment may not be amended or otherwise modified except as provided in the Note Purchase Agreement.

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     (h)  GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE
VALLIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,THE LAWS OF THE STATE OF NEY YORK, OTHER THAN THE CONFLICT OF LAW RULES THEREOF.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

                                            FIRST INVESTORS AUTO RECEIVABLES
                                            CORPORATION.

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:

                                            VARIABLE FUNDING CAPITAL CORPORATION

                                            By First Union Securities, Inc.
                                               as attorney-in-fact

                                                   By:
                                                      --------------------------
                                                          Name:
                                                          Title:

Consented to this __ day of January, 2002:

MBIA INSURANCE CORPORATION

By:
   ---------------------------------
       Name:
       Title: